SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 25, 2005
aaiPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)
(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 25, 2005, aaiPharma Inc. (the “Company”) entered into a Master Services Agreement (the “Services Agreement”) with Xanodyne Pharmaceuticals, Inc. (the “Buyer”) pursuant to which the Buyer committed to purchase a minimum of $30 million (subject to reduction to $20 million if specified development milestones for an identified product to be developed pursuant to the Services Agreement have not occurred by April 30, 2006) of services to be provided by the Company’s Development Services Division over the next three years. The Services Agreement was entered into in connection with the sale of substantially all of the assets of the Company’s Pharmaceuticals Division to the Buyer, as described in Item 2.01 of this report. The Services Agreement is filed as Exhibit 10.4 hereto and is incorporated herein by reference, and the description of the Services Agreement contained herein is qualified in its entirety by the terms of the Services Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 25, 2005, the Company and one of its subsidiaries, aaiPharma LLC, completed the sale or license of substantially all of the assets of the Company’s Pharmaceuticals Division (collectively, the “Pharmaceutical Assets”) to Xanodyne Pharmaceuticals, Inc. (the “Buyer”) pursuant to an Asset Purchase Agreement between the Company, its subsidiary and the Buyer dated May 6, 2005, as amended by a First Amendment to Asset Purchase Agreement (the “First Amendment”) dated as of June 7, 2005 and a Second Amendment to Asset Purchase Agreement dated July 18, 2005 (as amended, the “Purchase Agreement”). The Pharmaceutical Assets sold or licensed to the Buyer included, among other things, the following: (i) substantially all currently marketed pharmaceutical products (including the inventory of such products); (ii) the rights to three “pipeline” products (i.e. products which the Company is currently developing); (iii) the option to purchase certain products being developed or which may be developed in the future by the Company, concerning certain compounds, and (iv) a 50% interest in an additional “pipeline” product. The cash purchase price for the Pharmaceutical Assets paid at closing was $209.25 million. Of this amount, the Buyer paid $8.0 million to an indemnity escrow account, which escrow account is to be used, among other things, to fund certain payments that the Company may be obligated to pay to the Buyer. In addition, at closing the Buyer paid $2.0 million to an indemnity escrow account, which escrow account is to be used, among other things, to fund certain payments that the Buyer may be obligated to pay the Company. The Company’s indemnification obligations under the Purchase Agreement are limited to the $8.0 million paid to the indemnity escrow account. Funds placed in both indemnity escrow accounts will be reduced by 50% after 6 months, with the remaining balance released after 12 months, subject in each case for retentions relating to any unresolved claims.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information (to be filed by amendment):

Pro forma consolidated balance sheet at March 31, 2005

Pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005

Notes to pro forma consolidated financial statements
The foregoing pro forma financial information is not currently available and would not be available without unreasonable effort or expense. As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2005, the Company and its domestic subsidiaries have commenced bankruptcy proceedings in the United States Bankruptcy Court for the District of Delaware under the provisions of Chapter 11 of the United States Bankruptcy Code. Separate monthly financial reporting required in these proceedings and related matters have pre-empted the preparation of the foregoing pro forma financial information. The Company undertakes to file, by amendment to this report, the foregoing pro forma financial information as promptly as is reasonably practicable.

Previously reported segment information for the Company’s product sales segment, which was primarily comprised of the Pharmaceuticals Division, is relevant to an understanding of the significance of the Company’s sale of the Pharmaceuticals Division. As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Annual Report”), the Company’s consolidated net revenues and loss from operations for 2004 were $215.3 million and ($144.1 million), respectively, and 2004 net revenues and loss from operations of the product sales segment were $77.8 million and ($108.6 million), respectively. As reported in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005 (the “Quarterly Report”), the Company’s consolidated net revenues and income from operations for that three-month period were $43.5 million and $1.2 million, respectively, and the net revenues and income from operations for that period of the product sales segment were $16.2 million and $5.3 million, respectively. As reported in the Quarterly Report, at March 31, 2005, the Company’s consolidated total assets were $323.3 million and the total assets of the product sales segment were $230.4 million. The Company’s financial statements included in its Annual Report and Quarterly Report presented the assets and results of operations of the Company’s Pharmaceutical Division on the basis that it was a continuing operation, and the foregoing financial data reflect that presentation. In the Company’s subsequent periodic reports, the Company’s financial statements for these periods will be reclassified to reflect the Pharmaceuticals Division as a discontinued operation.
(c)	Exhibits

Exhibit 10.1	Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc. and aaiPharma LLC dated as of May 6, 2005, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2005

Exhibit 10.2	Second Amendment to Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc. and aaiPharma LLC dated as of July 18, 2005, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2005

Exhibit 10.3	First Amendment to Asset Purchase Agreement between Xanodyne Pharmaceuticals, Inc., aaiPharma Inc. and aaiPharma LLC dated as of June 7, 2005, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22 2005

Exhibit 10.4	Master Services Agreement between Xanodyne Pharmaceuticals, Inc. and aaiPharma Inc. dated as of June 25, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005

aaiPharma Inc.

	By:	/s/ Matthew E. Czajkowski

Matthew E. Czajkowski, Chief Administrative Officer and Chief Financial Officer

Exhibit Index

Exhibit	Description

Exhibit 10.4	Master Services Agreement between Xanodyne Pharmaceuticals, Inc. and aaiPharma Inc. dated as of June 25, 2005

5